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                                                                   EXHIBIT 10.16
                               FIFTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of March 24, 2002, is entered into by and among:

         (1) INDUS INTERNATIONAL, INC., a Delaware corporation ("Borrower");

         (2) Each of the financial institutions listed in Schedule I to the Credit Agreement referred to in Recital A below (collectively, the "Banks"), as it may heretofore been amended; and

         (3) CALIFORNIA BANK & TRUST, as successor by merger to Sumitomo Bank of California, a California banking corporation, as agent for the Banks (in such capacity, "Agent").

                                    RECITALS

         A. Borrower, the Banks and Agent are parties to an Amended and Restated Credit Agreement dated as of June 10, 1998, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of June 30, 1998, and by that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 1, 1998, by that certain Third Amendment to Amended and Restated Credit Agreement, dated as of September 20, 1999 and by that certain Fourth Amendment to Amended and Restated Credit Agreement, dated as of December 10, 2001 (as amended, the "Credit Agreement").

         B. The Banks and Agent seek to amend the Credit Agreement upon the terms and subject to the conditions set forth below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks and Agent hereby agree as follows:

         1. CASH COLLATERAL. Supplemental to any security interest created pursuant to the Credit Documents, all Loans and all other obligations of Borrower under the Credit Agreement, whether outstanding or hereafter arising, shall be secured by all deposit accounts of Borrower with Agent and all other personal property of Borrower in Agent's possession. To further evidence this supplemental security interest, Borrower shall execute a Possessory Pledge Agreement in favor of Agent for the benefit of Banks in a form acceptable to Agent. The Possessory Pledge Agreement shall be included in the definition of "Credit Documents" as set forth in Section 1.01 of the Credit Agreement.

         2. FURTHER CONDITION PRECEDENT TO ADVANCES AND LETTERS OF CREDIT. Prior to the making of any further Loans or the issuance of a Letter of Credit (or amendment thereto increasing the principal amount thereof) Borrower shall have deposited with Agent in blocked


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deposit account with Agent, Account No. __________, ("Collateral Account") an
amount equal to the principal amount of all Loans and all Letters of Credit, whether outstanding or requested. Banks shall have no obligation to make new Loans or issue new Letters of Credit unless the required amount is so deposited. Borrower shall be permitted to draw on the Collateral Account established by the section only to the extent that its balance exceeds the principal amount of all outstanding Loans and all outstanding Letters of Credit.

         3. DEBIT AUTHORIZATION TO CREATE COLLATERAL ACCOUNT. Borrower authorizes Agent to debit its existing deposit accounts with Agent to create the Collateral Account in the principal amount of all outstanding Loans and all outstanding Letters of Credit. Unless otherwise instructed by Borrower, the Collateral Account shall be a money market account.

         4. EFFECT OF THIS AMENDMENT. Each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed, and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Banks or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

         5. MISCELLANEOUS.

         (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

         (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

         (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Sate of California without reference to conflicts of law rules.

                          [The signature page follows:]


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         IN WITNESS WHEREOF, Borrower, Agent and the Banks have caused this
Amendment to be executed as of the day and year first above written.

BORROWER:                              INDUS INTERNATIONAL, INC.



                                       By: /s/ J. Michael Highland
                                           -------------------------------------
                                           Name: J. Michael Highland
                                           Title: EVP - CFO


AGENT:                                 CALIFORNIA BANK & TRUST,
                                       as successor by merger to
                                       Sumitomo Bank of .California



                                       By: /s/ Thomas C. Paton, Jr.
                                           -------------------------------------
                                           Name: Thomas C. Paton, Jr.
                                           Title: Senior Vice President and
                                                  Manager

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


BANKS:                                 CALIFORNIA BANK & TRUST,
                                       as successor by merger to
                                       Sumitomo Bank of California


                                       By: /s/ Thomas C. Paton, Jr.
                                           -------------------------------------
                                           Name: Thomas C. Paton, Jr.
                                           Title: Senior Vice President and
                                                  Manager

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


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